EXHIBIT 99.1

[LOGO OF STURM, RUGER & COMPANY, INC.]

      SOUTHPORT, CONNECTICUT 06890 U.S.A.

                                                FOR IMMEDIATE RELEASE

           STURM, RUGER & COMPANY, INC. REPORTS THIRD QUARTER RESULTS
                     AND FILES QUARTERLY REPORT ON FORM 10-Q

      SOUTHPORT, CONNECTICUT, October 29, 2008--Sturm, Ruger & Company, Inc. (NYSE-RGR), today filed its Quarterly Report on Form 10-Q for the third quarter of 2008 and a letter to Ruger shareholders on Form 8-K, which have been posted and are available on the SEC website at www.sec.gov and the Ruger website at www.ruger.com/corporate/. The financial statements included in this Quarterly Report on Form 10-Q are attached to this press release. However, investors are urged to read the complete Form 10-Q and the letter to shareholders to ensure that they have adequate information to make informed investment judgments.

      For the third quarter of 2008, the Company reported net sales of $41.8 million and earnings per share of $0.02, compared with sales of $31.9 million and a loss per share of $(0.03) in the third quarter of 2007.

      Chief Executive Officer, Michael O. Fifer made the following comments related to the third quarter of 2008:

o Our sales grew 31% from the third quarter of 2007 and 8% from the second quarter of 2008, primarily on the strength of new product shipments.

o At the end of the quarter, our cash, cash equivalents and short-term investments totaled $22.6 million. Our pre-LIFO working capital of $91.6 million, less the LIFO reserve of $47.5 million, resulted in working capital of $44.1 million and a current ratio of 2.8 to 1.

o To enhance and protect our strong liquidity in reaction to the recent turmoil in the financial markets, in late October we drew down $1 million from our $25 million credit facility to ensure our access to it, and moved approximately $16 million from money market funds investing in Treasury Bills to direct investments in Treasury Bills.

o The Company has completed its share repurchase announced in April 2008. Under a 10b5-1 program that expired on October 17, the Company repurchased a total of 1.5 million shares of its common stock for $9.9 million in the open market, representing 7.2% of the outstanding shares, at an average price per share of $6.59. At the completion of this program and before drawing on the credit line, cash and equivalents were approximately $20 million and there were 19.1 million shares outstanding.

o Recently, the Company received a small number of reports from the field that its LCP pistols can discharge if dropped onto a hard surface. Although no injuries were reported, the Company recalled all LCP pistols in October 2008 to offer free safety upgrades. The estimated cost of this retrofit program of approximately $2.3 million was recorded in the third quarter of 2008 and had the impact of reducing earnings per share by $0.07 in the quarter. This safety upgrade program is expected to be in effect for several years.

About Sturm, Ruger

Sturm, Ruger was founded in 1949 and is one of the nation's leading manufacturers of high-quality firearms for the commercial sporting market. Sturm, Ruger is headquartered in Southport, CT, with manufacturing facilities located in Newport, NH and Prescott, AZ.

      The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

STURM, RUGER & COMPANY, INC.

Condensed Balance Sheets (Unaudited)
(Dollars in thousands, except share data)

                                                        September 27, 2008      December 31, 2007
-------------------------------------------------------------------------------------------------
Assets

Current Assets
   Cash and cash equivalents                            $            2,580     $            5,106
   Short-term investments                                           20,035                 30,504
   Trade receivables, net                                           19,504                 15,636

   Gross inventories                                                67,667                 64,330
         Less LIFO reserve                                         (47,454)               (46,890)
         Less excess and obsolescence reserve                       (3,383)                (4,143)
-------------------------------------------------------------------------------------------------
         Net inventories                                            16,830                 13,297
-------------------------------------------------------------------------------------------------

   Deferred income taxes                                             5,829                  5,878
   Prepaid expenses and other current assets                         3,830                  3,091
-------------------------------------------------------------------------------------------------
                                Total current assets                68,608                 73,512

 Property, plant and equipment                                     125,407                126,496
        Less allowances for depreciation                          (100,467)              (104,418)
-------------------------------------------------------------------------------------------------
        Net property, plant and equipment                           24,940                 22,078
-------------------------------------------------------------------------------------------------

Deferred income taxes                                                3,542                  3,626
Other assets                                                         2,921                  2,666
-------------------------------------------------------------------------------------------------
Total Assets                                            $          100,011     $          101,882
=================================================================================================

STURM, RUGER & COMPANY, INC.

                                                             September 27, 2008      December 31, 2007
------------------------------------------------------------------------------------------------------
                                                                                          (Note)
Liabilities and Stockholders' Equity

Current Liabilities
  Trade accounts payable and accrued expenses                $           10,927     $            8,102
  Product liability                                                       1,034                  1,208
  Employee compensation and benefits                                      5,753                  4,860
  Workers' compensation                                                   5,003                  5,667
  Income taxes payable                                                    1,743                    411
------------------------------------------------------------------------------------------------------
                            Total current liabilities                    24,460                 20,248

Accrued pension liability                                                 2,721                  4,840
Product liability accrual                                                   637                    725
Contingent liabilities - Note 8                                              --                     --

Stockholders' Equity
Common Stock, non-voting, par value $1:
     Authorized shares 50,000; none issued                                   --                     --
Common Stock, par value $1: Authorized shares
     40,000,000; 22,798,732 issued and
     19,458,943 and 20,571,817
     outstanding                                                         22,799                 22,788
Additional paid-in capital                                                2,394                  1,836
Retained earnings                                                        87,741                 84,834
Less: Treasury stock - 3,339,789 and 2,215,995 shares, at               (27,352)               (20,000)
   cost
Accumulated other comprehensive loss                                    (13,389)               (13,389)
------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                               72,193                 76,069
------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                   $          100,011     $          101,882
======================================================================================================

STURM, RUGER & COMPANY, INC.

Condensed Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

                                             Three Months Ended                  Nine Months Ended
                                       ------------------------------     ------------------------------
                                       September 27,    September 30,     September 27,    September 30,
                                           2008             2007              2008             2007
                                       ------------------------------     ------------------------------
Net firearms sales                     $      40,318    $      29,298     $     117,186    $     112,535
Net castings sales                             1,504            2,565             5,806            9,892
--------------------------------------------------------------------------------------------------------
Total net sales                               41,822           31,863           122,992          122,427

Cost of products sold                         34,964           26,268            96,985           88,140
--------------------------------------------------------------------------------------------------------
Gross profit                                   6,858            5,595            26,007           34,287
--------------------------------------------------------------------------------------------------------

Expenses:
    Selling                                    3,864            3,853            12,350           10,747
    General and administrative                 2,615            2,675             9,524           10,510
    Pension plan curtailment charge               --            1,143                --            1,143
    Other operating expenses, net                 --              489                --              489
--------------------------------------------------------------------------------------------------------
Total expenses                                 6,479            8,160            21,874           22,889
--------------------------------------------------------------------------------------------------------

Operating income (loss)                          379           (2,565)            4,133           11,398
--------------------------------------------------------------------------------------------------------

Other income:
    Gain on sale of real estate                   --               --                --            7,085
    Interest income                               72              772               352            1,966
    Other income (expense), net                  150               51               204             (168)
--------------------------------------------------------------------------------------------------------
Total other income, net                          222              823               556            8,883
--------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                601           (1,742)            4,689           20,281

Income taxes (benefit)                           229           (1,125)            1,782            7,707
--------------------------------------------------------------------------------------------------------

Net income (loss)                      $         372    ($        617)    $       2,907    $      12,574
========================================================================================================

Earnings (loss) per share
    Basic                              $        0.02    ($       0.03)    $        0.14    $        0.55
                                       =============    =============     =============    =============
    Diluted                            $        0.02    ($       0.03)    $        0.14    $        0.55
                                       =============    =============     =============    =============

Average shares outstanding
    Basic                                     20,047           22,759            20,398           22,686
                                       =============    =============     =============    =============
    Diluted                                   20,054           22,759            20,429           23,030
                                       =============    =============     =============    =============

STURM, RUGER & COMPANY, INC.

Condensed Statements of Cash Flows (Unaudited)
(Dollars in thousands)

                                                                            Nine Months Ended
---------------------------------------------------------------------------------------------------------
                                                                September 27, 2008     September 30, 2007
---------------------------------------------------------------------------------------------------------
Operating Activities
    Net income                                                  $            2,907     $           12,574
    Adjustments to reconcile net income to cash (used for)
    provided by operating activities:
      Depreciation                                                           3,518                  3,126
      Slow moving inventory valuation adjustment                               280                 (1,590)
      Asset impairment charge                                                   --                    489
      Pension plan curtailment charge                                           --                  1,143
      Stock option expense                                                     419                    297
      Gain on sale of  assets                                                  (95)                (7,141)
      Deferred income taxes                                                    133                  4,705
      Changes in operating assets and liabilities:
        Trade receivables                                                   (3,868)                 2,941
        Inventories                                                         (3,813)                14,515
        Trade accounts payable and accrued expenses                          3,054                 (3,546)
        Product liability                                                     (263)                   282
        Prepaid expenses, other assets and other liabilities                (2,963)                (1,665)
        Income taxes                                                         1,333                   (196)
---------------------------------------------------------------------------------------------------------
Cash provided by operating activities                                          642                 25,934
---------------------------------------------------------------------------------------------------------

 Investing Activities
    Property, plant and equipment additions                                 (6,380)                (3,128)
    Proceeds from the sale of assets                                            95                 12,542
    Purchases of short-term investments                                    (21,931)               (49,832)
    Proceeds from maturities of short-term investments                      32,400                 11,000
---------------------------------------------------------------------------------------------------------
Cash provided by (used for)  investing activities                            4,184                (29,418)
---------------------------------------------------------------------------------------------------------

Financing Activities
    Payments of employee withholding tax for cashless
         exercise of stock options                                              --                 (1,126)
    Repurchase of common stock                                              (7,352)                    --
---------------------------------------------------------------------------------------------------------
Cash (used for) financing activities                                        (7,352)                (1,126)
---------------------------------------------------------------------------------------------------------

Decrease in cash and cash equivalents                                       (2,526)                (4,610)

Cash and cash equivalents at beginning of period                             5,106                  7,316

---------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                      $            2,580     $            2,706
=========================================================================================================